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                                 Exhibit 10.2.1

                                   SCHEDULE A
                                       TO
                         EXECUTIVE EMPLOYMENT AGREEMENT
                                 BY AND BETWEEN
                             SYNTRO CORPORATION AND

                            _______________________



Offices at Syntro:        Vice President, Finance & Administration;
                          Chief Financial Officer; Treasurer

Initial Annual Salary:    $98,800.00

No. of Business Days
  of Vacation Time Per
  Calendar Year:          15

Effective Date of
  Vacation Accrual:       January 1, 1995

Expiration Date of
  Agreement:              February 20, 1997

Executive's Facility:     Syntro Headquarters; Lenexa, KS


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